Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Three:
Director M

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three:
Director M
Director M Outlook

Supplement dated June 26, 2024 to the variable annuity prospectus dated May 1, 2024 and the updating summary prospectus dated April 29, 2024
This supplement to the variable annuity prospectus and updating summary prospectus outlines a change in fund fee related to a certain investment option. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
2. Key Information Table
Appendix A - Funds Available Under the Contract
All other provisions outlined in the variable annuity prospectus and updating summary prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table in the variable annuity prospectus and updating summary prospectus: The Investment Options (fund fees and expenses) reflected in the “Ongoing Fees and Expenses (annual charges)” table are replaced as follows:

Annual Fee	Minimum	Maximum
Investment Options (fund fees and expenses)	0.13%²	1.50%²
In Appendix A - Funds Available Under the Contract in the variable annuity prospectus and updating summary prospectus: the following fund fee is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.96%

This supplement should be retained for future reference.

HV-8100